UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2014

GLOBALWISE INVESTMENTS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction	(Commission File Number)	(I.R.S Employer
of incorporation)		Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (614) 388-8908

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

2014 Annual Meeting of Stockholders

On August 6, 2014, GlobalWise Investments, Inc., a Nevada corporation (the “Company”), held its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”). A total of 47,362,045 shares of Common Stock, par value $.001 per share, were issued and outstanding on July 3, 2014, the record date for the 2014 Annual Meeting, and were entitled to vote thereat, of which 29,362,642 shares were present, in person or by proxy, thus constituting a quorum at the 2014 Annual Meeting.

Set forth below are the voting results on each of the seven proposals submitted to and voted upon by the stockholders at the 2014 Annual Meeting, which proposals are described in the Company’s Proxy Statement for the 2014 Annual Meeting:

Proposal 1:	Election of Directors

The following nominees were elected as directors, each to serve for a term of one year and until his successor is duly elected and qualified, by the vote set forth below:

	For	Withheld
A. Michael Chretien	26,179,688	272,353
Matthew L. Chretien	26,329,688	122,353
Thomas D. Moss	26,317,236	134,805
Rye D’Orazio	26,329,688	122,353

Proposal 2:	Reverse-Stock Split

An amendment to the Company’s Articles of Incorporation to effectuate a reverse stock split in the ratio of 7-to-1 was approved, by the vote set forth below:

For	Against	Withheld
29,017,764	243,878	101,000

Proposal 3:	Increase in Authorized Shares

Proposal 3 was only to be voted upon and effective if Proposal 2 was defeated. Since Proposal 2 was approved by the shareholders, Proposal 3 was withheld.

Proposal 4:	Change of Name

An amendment to the Company’s Articles of Incorporation to change the name of the Company from “GlobalWise Investments, Inc.” to “Intellinetics, Inc.” was approved, by the vote set forth below:

For	Against	Withheld
29,097,789	163,853	101,000

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Proposal 5:	Approval, on an Advisory Basis, of Compensation of Named Executive Officers (“Say-On-Pay”)

The compensation of the Company’s named executive officers was approved, on an advisory, non-binding basis, by the vote set forth below:

For	Against	Withheld
25,691,663	122,378	251,000

Proposal 6:	Approval, on an Advisory Basis, to Hold an Advisory Vote on the Compensation of Named Executive Officers Every Three Years (“Say-on-Frequency”)

The proposal to hold an advisory vote every three years on the compensation of the Company’s named executive officers was approved, on an advisory, non-binding basis, by the vote set forth below:

Every Three Years	Every Two Years	Every One Year	Withheld
21,353,289	2,243,000	2,281,700	571,052

Proposal 7:	Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment by the Audit Committee of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified, by the vote set forth below:

For	Against	Withheld
29,121,117	241,500	25

Item 8.01	Other Events.

Effective as of August 1, 2014, the Company changed its symbol under which its shares are traded on the Over-the-Counter Quote Board to “INLX.” Previously, the Company’s shares traded under the symbol “GWIV.” The change was made in anticipation of the Company’s name change and an effort to streamline its branding and marketing.

On August 7, 2014, the Company issued a press release announcing the results of the shareholder meeting and the new symbol. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Name of Exhibit
99.1	Press release issued by GlobalWise Investments, Inc., on August 7, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALWISE INVESTMENTS, INC.

	By:	/s/ Matthew L. Chretien
Matthew L. Chretien
President and Chief Executive Officer

Dated: August 7, 2014

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